CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-5

DERIVED INFORMATION   08/13/03

$8,250,000

Class B-2

Subordinate Certificates Offered

(Approximate)

$550,000,000

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2003-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston LLC.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston LLC Trading Desk at (212) 538-8373.

 Breakeven CDR Analysis

Class B-2

The below tables displays the discount margin, breakeven CDR (i.e., the highest CDR where the referenced Class incurs no loss) and the principal writedown for the Class B-2 and the total collateral loss (shown as a percentage of the initial collateral balance) assuming:

•

Bond Rate is LIBOR + 350 Basis Points

•

Priced at Par

•

100% of the Prospectus Prepayment Curve (PPC)

•

Forward LIBOR

•

40% Loss Severity

•

12 month lag from default to loss

•

Triggers Fail (No Stepdown)

•

Run to Maturity

Discount margin*	358
Break-Even CDR	7.15%
Principal Writedown	0.00%
Total Collateral Loss	8.80%

*Discount Margin is greater than 350 because coupon steps up by 50 basis points after the clean-up call date.

DM Analysis

Class B-2

The below tables displays the discount margin, CDR and the principal writedown for the Class B-2 and the total collateral loss (shown as a percentage of the initial collateral balance) assuming:

•

Bond Rate is LIBOR + 475 Basis Points

•

Priced at Par

•

100% of the Prospectus Prepayment Curve (PPC)

•

Forward LIBOR

•

40% Loss Severity

•

12 month lag from default to loss

•

Triggers Fail (No Stepdown)

•

Run to Maturity

Discount Margin**	351
CDR	7.33%
Principal Writedown	20.09%
Total Collateral Loss	8.98%

*Target was a 358 Discount Margin to match page 2.

Appendix

100% Prospectus Prepayment Curve:

(a ) Fixed Rate Collateral:

4.00% Constant Prepayment Rate (CPR) ramped to 20.00% CPR over 12 months

(b ) Adjustable Rate Collateral:

6.00% CPR ramped to 28.00% CPR over 18 months